SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



                              June 10, 1996
           -------------------------------------------------
            Date of Report (date of earliest event reported)




                       BUD FINANCIAL GROUP, INC.
         -----------------------------------------------------
         (Exact Name of Registrant as Specified in its Charter)





       Colorado                        33-25779              84-1100609
- -------------------------------    ----------------       ---------------
(State or other jurisdiction of    (Commission File       I.R.S. Employer
incorporation or organization)          Number)          Identification No.)




         4647 North 32nd Street, Suite 205, Phoenix, Arizona 85018
      -------------------------------------------------------------
                (Address of principal executive office)


                           (602) 488-8431
                  --------------------------------
                   (Registrant's telephone number,
                        including area code)

         33806 North 70th Way, #BH-36 Scottsdale, Arizona 85377
         ------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)
      -------------------------------------------------------------

<PAGE 1>

Item 1.   Changes in Control of Registrant

      On June 10, 1996, Larry E. Clark sold 1,415,000 shares of Company common stock to a group of individuals which included Jay
S. Hoffman, T.L. "Thom" Holmes, Steven E. Trabish and Ronald Conquest. The shares sold represented approximately 79% of the total shares of the Company's Common Stock then issued and outstanding. The Company did not issue any new shares as part of the transaction. The transaction resulted in a change in control of The Bud Financial Group, Inc.

     The following tabulates holdings of Common Shares of The Bud
Financial  Group,  Inc.  held  by  all  Directors,  Officers  and
Principal Shareholders, individually and as a group.

Name and Addresses of                 Number of Shares      Percent of
Officers and Directors                 of Common Stock       Owned(1)
- ----------------------                ----------------      ----------
Thomas L. McCrimmon                       150,000                  8%
3816 West Linbaugh, #408
Tampa, Florida 33624

Larry E. Clark                            100,000                  6%
33806 North 70th Way, Terra Vita #B-36
Scottsdale, Arizona 85377

Jay S. Hoffman, T.L. "Thom"               1,415,000               79%
"Thom" Holmes, Steven E. Trabish and
Ronald Conquest
c/o 1999 Avenue of the Stars, Ste. 2050
Los Angeles, California 90067


Item 5.   Other Events
      Change in Management
      Effective July 1, 1996, a new Board of Directors were elected to serve until the next annual meeting of Shareholders.
The  new  directors  are T.L. "Thom" Holmes, John  H.  Berry  and
Ronald Conquest.

      Effective July 1, 1996, new officers were appointed by the new Board of Directors to serve until the next annual meeting of shareholders. The new officers are:

<PAGE 2>

                    Ronald Conquest, Chairman & CEO
                    John H. Berry, Secretary


      Change in Address and Telephone Number
      Effective July 1, 1996, the Company's new business address is, 4647 North 32nd Street, Suite 205, Phoenix, Arizona 84018.

     Effective July 1, 1996, the Company's new business telephone and fax numbers are; telephone ((602) 954-8588, fax (602)
     957-9557.

      Change of Counsel
      Effective July 1, 1996, the Company appointed new legal counsel which is Mr. John Malmrose, whose business address is 409
North Palm Drive, #101, Beverly Hills, California 90210.

Item 6.   Resignation of Registrant's Directors
      As a result of the change in control set forth herein above the former Directors of the Company; Mr. Larry E. Clark, Mrs. Jacquelyn Clark and Ms. Donna J. Rose resigned as officers and
directors of the Company effective July 1, 1996.   None  of  the
Directors referenced herein resigned because of a disagreement with the Registrant on any matter.

<PAGE 3>

                           SIGNATURES

      Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized:

                                   THE BUD FINANCIAL GROUP, INC.



Date:  June 26, 1996                 By:    /s/  Larry  E.  Clark
                                     Larry E. Clark, President








L7(b)8-KJun95.bfg

<PAGE 4>